UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 29, 2006
                Date of Report (Date of Earliest Event Reported)

                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)

 Delaware                       000-31989                          54-1987541

(State or other                     (Commission File No.)     (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)

                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 22182
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 761-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 _____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers

Effective June 29, 2006, John C. Botts and Alexander F. Parker were appointed to the Board of Directors of Convera Corporation (the "Company"). The Company's Board of Directors expanded the size of the Board from eleven to thirteen members and appointed the two new directors in order to allow the Company to be in full compliance with the governance requirements of the Nasdaq National Market ("Nasdaq"). Pursuant to Nasdaq's phase-in rules, the Company is required to be in full compliance with Nasdaq's requirements for independent nomination and compensation committees and a majority of independent board members by July 1, 2006, one year from the date it ceased to be a controlled company. The Company has previously taken action to appoint independent directors to its Compensation and Nominating Committees. The addition of Messrs. Botts and Parker as additional independent directors to the Board allows the Company to have a majority of independent Board members.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                        CONVERA CORPORATION


                                         By:  /s/ JOHN POLCHIN
                                              John R. Polchin
                                              Chief Financial Officer

Date:  June 29, 2006